united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2014

Item 1. Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report
December 31, 2014

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380

www.TransWesternFunds.com

Market Conditions:

The US Treasury curve flattened considerably throughout 2014. The rise in the short end of the curve was reflective of the US economy’s steady improvements while the longer end of the curve, which is influenced by global developments and concerns about slower secular growth, moved lower throughout the year. The falling price of oil was a major focal point in the second half of the year, as was the strong US dollar rally. Global growth expectations were continually cut throughout 2014 as China and Japan disappointed and European growth remained uninspiring, causing many central banks to look to stimulate their economies through monetary policy. Fixed income markets generally benefitted from lower yields due in part to a stronger US dollar and deflationary pressures imported from Europe.

The markets saw some volatility in the first quarter of 2014 over emerging markets concerns, a very heavy new issue calendar in late February and early March and political unrest in Crimea. The US Treasury curves flattened with 2-year Treasury yields up 4 basis points and 10-year and 30-year Treasury yields rallying 31 basis points and 41 basis points, respectively. The majority of the curve flattening occurred in January, mostly trading in a narrow range for the rest of the quarter. At its March Federal Open Market Committee (“FOMC”) meeting, the Federal Reserve (“Fed”) surprised the market by pulling the rate hike cycle forward.

Fixed income markets exhibited unexpected resilience in the second quarter as the US economy recovered more slowly than expected. The Fed continued its taper of $10 billion per meeting, split equally between Treasuries and agency mortgage-backed securities (“MBS”), continuing on a path to wind down the program later in 2014. Agency MBS benefitted from stronger dollar roll financing, Treasury curve flattening, declining interest rates volatilities and muted refinancing fears. The biggest positive catalyst for the agency MBS market was the sharp decline in gross/net MBS issuance. This created solid short-term supply-demand technicals as the Fed’s net MBS purchases, even after tapering, exceeded net MBS fixed rate issuance during the quarter.

In the third quarter, the US economy continued to show signs of strength while growth slowed in the euro area, Russia, Brazil and China. The Treasury curve flattened by 15 basis points; the sell-off at the front end of the curve was mostly due to better than expected US economic data and a hawkish tone in both the July FOMC minutes and the September FOMC meeting. The rally at the long end of the Treasury curve was driven by heightened geopolitical concerns in Ukraine, the Middle East and prospects of the ECB launching its own asset purchase program to stimulate the economy and stem deflationary pressure in the euro zone. The technical landscape for agency MBS weakened slightly as the Fed reduced agency MBS purchases to $5 billion per month at the September FOMC meeting.

By the end of the fourth quarter, the US dollar furthered its rally and the US economy continued to recover while Europe, Japan, and other areas experienced stagnant growth as global forecasts were reduced. The yield curve flattened another 42 basis points; the 2-year yield rose by 10 basis points to 0.67% and the 10-year yield fell by 32 basis points to 2.17%. The sell-off at the front end of the curve was mostly due to a strong November payroll report and the change of language

1

in the December FOMC statement. The Fed acknowledged downside risks to inflation and lowered the average Fed funds forecast slightly. Concerns over global growth and easing central bank policies, particularly in Europe and Japan, along with geopolitical tensions, commodities selling off, and currency volatility were the backdrop to drive yields lower across major markets. The Fed ended quantitative easing asset purchases in October but remained involved in the agency MBS market with continued reinvestment of agency MBS and agency debt paydowns; despite the rates rally and higher rate volatility, agency MBS held up relatively well for the quarter.

Performance Results:

In 2014, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 2.80% including fees. The Fund returned 3.44% (gross-of-fees), which was approximately 39 basis points better than its Benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 3.05% over the same period.

Explanation of Fund Performance:

Both the Fund and the Benchmark posted positive absolute returns for the calendar year 2014. The Fund and Benchmark also had positive absolute returns for each quarter in 2014. In comparison to the Benchmark the Fund’s 1-year outperformance, as of December 31, 2014, was driven primarily by sector allocation, particularly an underweight to US Treasuries and an overweight to agency mortgage-backed securities (MBS) pass through securities. Overall, yield curve positioning was beneficial to excess return while security selection weighed on relative performance.

The largest driver of the Fund’s excess return was a notable underweight to US Treasuries. Our relative underweight to US Treasuries in favor of an overweight to agency MBS was also a positive contributor as agency MBS spreads compressed about 7 basis points during the year, and within the Fund agency MBS outperformed duration-matched Treasuries. On average for the year, the Fund’s effective duration was approximately 0.05 years longer than the Benchmark. However, as of December 31, 2014, the Fund and Benchmark duration was approximately 2.45 years and 2.35 years, respectively. Although the team has been targeting duration that is neutral to the Benchmark, the impact from duration and yield curve positioning was positive for the calendar year. In general, longer duration fared better than shorter duration as the yield curves flattened. Our largest allocation remained in agency pass through securities. However, security selection within agency pass through securities offset a portion of the relative gains generated by overall sector allocation and duration/yield-curve positioning.

Outlook:

The US economy is showing steady momentum but global growth concerns (principally Russia, Japan, Brazil and China), lack of inflation, a strong US dollar, lower commodity prices, and increasing geopolitical risks may imply a “lower for longer” interest rate environment. Though

2

global growth conditions are driving global and US yields lower, US rates should experience marginal upward pressure as the start of the Fed tightening cycle nears; however, we do not see a resumption of rising yields until oil prices stabilize and wage inflation accelerates. Both seem likely in the course of 2015, which should bring the first Federal Reserve interest rate hike since the advent of the global financial crisis. Risks going forward will include growing geopolitical risks, diverging monetary policies and the potential for global economic weakness to impact the US recovery.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

3

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO REVIEW

December 31, 2014 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2014, compared to its benchmarks:

	One Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	2.80%	1.69%
Barclays Capital Mortgage Backed Securities Index ***	6.08%	3.35%
Barclays Capital Short Treasury Index ****	0.09%	0.15%
Blended Benchmark Index *****	3.05%	1.75%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s April 30, 2014 prospectus, the total annual operating expenses are 0.67% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

****	The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclay’s Capital Mortgage Backed Securities. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2014

Holdings By Investment Type	% of Net Assets
U.S. Government Agency Obligations	89.0%
U.S. Treasury Notes	9.7%
Other, Cash & Cash Equivalents	1.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2014

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 89.0%
	FEDERAL HOME LOAN MORTGAGE CORP. - 25.9% (a)
$2,175,000	FHLMC Multifamily Structured Pass Through Certificates (b)	0.4840	11/25/2021	$2,178,422
2,091,860	FHLMC Multifamily Structured Pass Through Certificates (b)	0.5195	4/25/2019	2,094,091
6,123,000	FHLMC Multifamily Structured Pass Through Certificates	1.8690	11/25/2019	6,093,597
2,170,000	FHLMC Multifamily Structured Pass Through Certificates	2.1300	1/25/2019	2,196,417
545,000	FHLMC Multifamily Structured Pass Through Certificates	2.3230	10/25/2018	556,507
215,000	FHLMC Multifamily Structured Pass Through Certificates	2.4120	8/25/2018	220,398
500,000	FHLMC Multifamily Structured Pass Through Certificates	2.6990	5/25/2018	517,250
1,085,000	FHLMC Multifamily Structured Pass Through Certificates	3.1540	2/25/2018	1,137,977
5,560,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.2500	4/25/2023	5,830,447
3,845,000	FHLMC Multifamily Structured Pass Through Certificates	3.3200	2/25/2023	4,054,308
538,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.9740	1/25/2021	587,791
1,038,000	FHLMC Multifamily Structured Pass Through Certificates	3.9890	6/25/2021	1,132,080
5,000,000	Freddie Mac TBA	3.0000	1/1/2045	5,051,172
1,745,660	Freddie Mac Gold Pool	3.5000	5/1/2043	1,822,635
333,271	Freddie Mac Gold Pool	4.0000	2/1/2044	359,402
1,358,122	Freddie Mac Gold Pool	4.5000	5/1/2031	1,480,490
581,907	Freddie Mac Gold Pool	5.0000	5/1/2041	644,764
68,065	Freddie Mac Gold Pool	7.5000	6/1/2017	71,190
199,210	Freddie Mac Non Gold Pool (b)	2.1230	6/1/2037	212,943
200,893	Freddie Mac Non Gold Pool (b)	2.1450	6/1/2037	211,129
85,104	Freddie Mac Non Gold Pool (b)	2.2500	1/1/2023	87,680
830,095	Freddie Mac Non Gold Pool (b)	2.2530	1/1/2035	886,972
1,147,829	Freddie Mac Non Gold Pool (b)	2.2530	11/1/2036	1,232,341
645,678	Freddie Mac Non Gold Pool (b)	2.2730	9/1/2035	691,499
187,364	Freddie Mac Non Gold Pool (b)	2.2850	5/1/2037	188,918
267,232	Freddie Mac Non Gold Pool (b)	2.2900	4/1/2036	278,866
351,077	Freddie Mac Non Gold Pool (b)	2.3080	11/1/2038	375,568
3,746,839	Freddie Mac Non Gold Pool (b)	2.3450	8/1/2033	4,011,522
432,361	Freddie Mac Non Gold Pool (b)	2.3500	11/1/2033	460,387
676,643	Freddie Mac Non Gold Pool (b)	2.3700	3/1/2036	721,289
2,464,066	Freddie Mac Non Gold Pool (b)	2.3730	3/1/2037	2,629,524
803,916	Freddie Mac Non Gold Pool (b)	2.3750	2/1/2035	863,578
846,760	Freddie Mac Non Gold Pool (b)	2.3750	2/1/2036	905,027
7,083,856	Freddie Mac Non Gold Pool (b)	2.3760	9/1/2038	7,542,466
577,907	Freddie Mac Non Gold Pool (b)	2.3780	4/1/2037	619,212
244,806	Freddie Mac Non Gold Pool (b)	2.3850	9/1/2038	263,026
788,648	Freddie Mac Non Gold Pool (b)	2.3990	1/1/2033	845,068
468,649	Freddie Mac Non Gold Pool (b)	2.4050	1/1/2035	503,160
748,337	Freddie Mac Non Gold Pool (b)	2.4170	6/1/2034	798,503
646,620	Freddie Mac Non Gold Pool (b)	2.4170	2/1/2036	691,959
57,440	Freddie Mac Non Gold Pool (b)	2.4340	7/1/2024	60,045
361,680	Freddie Mac Non Gold Pool (b)	2.4840	4/1/2037	388,063
4,527,966	Freddie Mac Non Gold Pool (b)	2.5330	3/1/2038	4,877,085
1,231,873	Freddie Mac Non Gold Pool (b)	2.6200	5/1/2036	1,326,239
2,632,453	Freddie Mac Non Gold Pool (b)	2.6350	11/1/2036	2,828,903
289,965	Freddie Mac Non Gold Pool (b)	2.8050	3/1/2037	313,023
675,567	Freddie Mac Non Gold Pool (b)	2.9270	11/1/2038	719,450
611,081	Freddie Mac Non Gold Pool (b)	3.8590	9/1/2038	645,473
118,226	Freddie Mac Non Gold Pool (b)	5.4050	12/1/2037	123,780
293,724	Freddie Mac REMICS (b,c)	0.3165	4/15/2018	294,070
190,967	Freddie Mac REMICS (b,c)	0.3665	10/15/2017	191,289
171,543	Freddie Mac REMICS (b,c)	0.4065	5/15/2036	171,590
89,959	Freddie Mac REMICS (b,c)	0.5565	8/15/2035	90,484
397,357	Freddie Mac REMICS (b,c)	0.5665	11/15/2032	401,580
53,383	Freddie Mac REMICS (b,c)	0.5665	1/15/2033	53,910
38,349	Freddie Mac REMICS (b,c)	0.6665	3/15/2032	38,876

See accompanying notes to financial statements.

5

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 89.0%
	FEDERAL HOME LOAN MORTGAGE CORP. - 25.9% (a)(continued)
$264,662	Freddie Mac REMICS (b,c)	0.9165	12/15/2032	$270,125
91,249	Freddie Mac REMICS (b,c)	1.1165	12/15/2031	93,762
153,151	Freddie Mac REMICS (b,c)	1.1665	3/15/2032	157,875
34,999	Freddie Mac REMICS (c)	4.0000	10/15/2017	35,131
589,742	Freddie Mac REMICS (c)	4.0000	2/15/2020	615,733
21,648	Freddie Mac REMICS (c)	4.0000	9/15/2024	21,661
395,513	Freddie Mac REMICS (c)	4.0000	4/15/2041	417,135
628,274	Freddie Mac REMICS (c)	4.1035	6/15/2048	657,147
5,559	Freddie Mac REMICS (c)	4.2500	6/15/2019	5,564
78,146	Freddie Mac REMICS (c)	4.2500	3/15/2034	80,040
1,223,416	Freddie Mac REMICS (c)	4.2759	12/15/2036	1,276,329
591,698	Freddie Mac REMICS (c)	4.5000	2/15/2020	620,500
336,528	Freddie Mac REMICS (c)	4.5000	10/15/2027	342,079
70,759	Freddie Mac REMICS (c)	4.5000	11/15/2028	72,624
208,908	Freddie Mac REMICS (c)	4.5000	8/15/2034	220,725
29,779	Freddie Mac REMICS (c)	4.5000	12/15/2036	29,826
197,020	Freddie Mac REMICS (c)	5.0000	2/15/2018	206,469
637,210	Freddie Mac REMICS (c)	5.0000	10/15/2019	676,692
2,330,352	Freddie Mac REMICS (c)	5.0000	12/15/2024	2,498,541
247,249	Freddie Mac REMICS (c)	5.0000	1/15/2026	270,604
142,142	Freddie Mac REMICS (c)	5.0000	10/15/2032	145,423
895,576	Freddie Mac REMICS (c)	5.0000	11/15/2032	908,069
18,054	Freddie Mac REMICS (c)	5.0000	1/15/2033	18,042
1,490,000	Freddie Mac REMICS (c)	5.0000	9/15/2035	1,621,782
63,750	Freddie Mac REMICS (c)	5.5000	7/15/2033	67,736
1,357,707	Freddie Mac REMICS (c)	5.5000	11/15/2034	1,408,055
1,462,849	Freddie Mac REMICS (c)	5.5000	5/15/2035	1,619,151
3,669,169	Freddie Mac REMICS (c)	5.5000	2/15/2038	3,985,572
214,612	Freddie Mac REMICS (c)	6.0000	3/15/2029	236,893
554,639	Freddie Mac REMICS (c)	6.5000	12/15/2023	611,521
285,506	Freddie Mac REMICS (c)	6.5000	12/15/2028	317,414
				93,081,655
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 29.8% (a)
4,000,000	Fannie Mae TBA	4.0000	1/1/2045	4,269,328
207,861	Fannie Mae Pool (b)	1.3130	4/1/2034	212,908
130,103	Fannie Mae Pool (b)	1.3130	9/1/2044	133,293
54,901	Fannie Mae Pool (b)	1.7610	2/1/2020	57,071
136,268	Fannie Mae Pool (b)	1.8090	2/1/2036	145,377
472,327	Fannie Mae Pool (b)	1.8850	8/1/2035	505,387
781,452	Fannie Mae Pool (b)	1.9150	1/1/2035	826,869
346,321	Fannie Mae Pool (b)	1.9210	7/1/2035	364,996
189,310	Fannie Mae Pool (b)	2.0000	7/1/2032	194,018
1,060,828	Fannie Mae Pool (b)	2.0200	2/1/2036	1,124,631
2,434,312	Fannie Mae Pool (b)	2.0360	9/1/2037	2,615,751
1,519,736	Fannie Mae Pool (b)	2.0990	4/1/2037	1,611,299
78,173	Fannie Mae Pool (b)	2.1400	3/1/2033	81,360
1,447,537	Fannie Mae Pool (b)	2.1440	7/1/2035	1,541,650
43,742	Fannie Mae Pool (b)	2.1510	1/1/2019	45,049
335,145	Fannie Mae Pool (b)	2.1580	8/1/2035	359,411
494,373	Fannie Mae Pool (b)	2.2030	9/1/2035	528,629

See accompanying notes to financial statements.

6

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 89.0%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 29.8% (a)(continued)
$126,873	Fannie Mae Pool (b)	2.2500	5/1/2032	$130,059
889,799	Fannie Mae Pool (b)	2.2500	10/1/2033	947,792
506,221	Fannie Mae Pool (b)	2.2550	9/1/2034	543,851
108,021	Fannie Mae Pool (b)	2.2640	5/1/2032	112,722
1,506,517	Fannie Mae Pool (b)	2.2680	4/1/2037	1,619,100
209,702	Fannie Mae Pool (b)	2.2700	9/1/2036	223,950
1,742,006	Fannie Mae Pool (b)	2.2880	11/1/2033	1,852,583
1,009,536	Fannie Mae Pool (b)	2.3100	1/1/2036	1,081,241
346,871	Fannie Mae Pool (b)	2.3100	12/1/2039	370,801
510,281	Fannie Mae Pool (b)	2.3180	4/1/2034	543,859
682,725	Fannie Mae Pool (b)	2.3310	4/1/2033	733,287
131,360	Fannie Mae Pool (b)	2.3310	6/1/2036	140,163
2,821,533	Fannie Mae Pool (b)	2.3370	10/1/2034	3,037,046
124,248	Fannie Mae Pool (b)	2.3400	5/1/2035	132,978
1,261,945	Fannie Mae Pool (b)	2.3480	7/1/2035	1,351,600
874,242	Fannie Mae Pool (b)	2.3480	8/1/2035	931,112
1,020,033	Fannie Mae Pool (b)	2.3480	8/1/2035	1,081,100
109,047	Fannie Mae Pool (b)	2.3590	7/1/2033	113,503
66,468	Fannie Mae Pool (b)	2.3590	8/1/2039	71,072
730,482	Fannie Mae Pool (b)	2.3670	9/1/2037	780,644
1,566,745	Fannie Mae Pool (b)	2.3910	10/1/2036	1,674,899
179,514	Fannie Mae Pool (b)	2.3930	1/1/2036	191,349
94,807	Fannie Mae Pool (b)	2.3950	5/1/2031	96,239
343,367	Fannie Mae Pool (b)	2.4050	6/1/2037	370,178
727,574	Fannie Mae Pool (b)	2.4120	6/1/2033	769,658
944,919	Fannie Mae Pool (b)	2.4120	10/1/2033	1,015,761
3,384,966	Fannie Mae Pool (b)	2.4240	3/1/2037	3,641,109
473,908	Fannie Mae Pool (b)	2.4320	7/1/2037	519,395
1,652,779	Fannie Mae Pool (b)	2.4380	1/1/2035	1,766,924
113,744	Fannie Mae Pool (b)	2.4450	11/1/2029	117,208
4,169,698	Fannie Mae Pool (b)	2.4500	3/1/2037	4,467,365
74,054	Fannie Mae Pool (b)	2.4940	2/1/2025	75,331
78,961	Fannie Mae Pool (b)	2.5580	1/1/2030	79,778
146,769	Fannie Mae Pool (b)	2.5580	8/1/2033	157,024
1,613,695	Fannie Mae Pool (b)	2.5590	7/1/2037	1,734,567
1,739,108	Fannie Mae Pool (b)	2.5750	10/1/2036	1,876,140
86,875	Fannie Mae Pool (b)	2.6250	9/1/2033	88,028
733,503	Fannie Mae Pool (b)	2.6250	8/1/2036	788,542
424,280	Fannie Mae Pool (b)	2.6590	5/1/2035	457,257
1,270,528	Fannie Mae Pool (b)	2.6880	1/1/2036	1,379,101
57,806	Fannie Mae Pool (b)	2.8450	7/1/2029	59,593
394,161	Fannie Mae Pool (b)	2.9730	6/1/2035	421,733
175,877	Fannie Mae Pool (b)	2.9940	11/1/2035	188,327
1,301,250	Fannie Mae Pool	3.0000	1/1/2043	1,316,598
3,254,472	Fannie Mae Pool	3.0000	3/1/2043	3,292,860
2,663,609	Fannie Mae Pool	3.0000	7/1/2043	2,698,920
4,822,869	Fannie Mae Pool	3.0000	9/1/2043	4,896,289
590,653	Fannie Mae Pool	3.5000	7/1/2037	616,736
2,477,724	Fannie Mae Pool	3.5000	6/1/2042	2,586,895
1,837,667	Fannie Mae Pool	3.5000	7/1/2042	1,918,729
11,523,505	Fannie Mae Pool	3.5000	9/1/2042	12,033,820
2,701,471	Fannie Mae Pool	3.5000	9/1/2042	2,820,191
2,728,894	Fannie Mae Pool	3.5000	12/1/2042	2,849,734
1,912,468	Fannie Mae Pool	3.5000	4/1/2043	1,996,941
102,057	Fannie Mae Pool (b)	3.6090	2/1/2023	105,172
2,459,111	Fannie Mae Pool	4.0000	11/1/2042	2,652,611
923,305	Fannie Mae Pool	4.0000	4/1/2043	996,036
2,038,610	Fannie Mae Pool	4.0000	8/1/2043	2,178,923
587,116	Fannie Mae Pool (b)	4.7090	8/1/2038	631,014

See accompanying notes to financial statements.

7

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 89.0%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 29.8% (a)(continued)
$343,230	Fannie Mae Pool	5.0000	7/1/2035	$380,199
259,884	Fannie Mae Pool	5.0000	7/1/2037	287,963
235,876	Fannie Mae Pool	5.0000	6/1/2040	261,180
204,982	Fannie Mae Pool	5.0000	6/1/2040	227,250
707,390	Fannie Mae Pool (b)	5.4870	1/1/2038	744,009
384,257	Fannie Mae Pool	5.5000	11/1/2023	422,906
64,254	Fannie Mae Pool	5.5000	7/1/2037	71,810
502,239	Fannie Mae Pool	6.0000	4/1/2033	580,326
162,289	Fannie Mae REMICS (b,c)	0.3695	1/25/2037	162,367
50,808	Fannie Mae REMICS (b,c)	0.4180	11/17/2029	51,013
18,741	Fannie Mae REMICS (b,c)	0.4695	5/25/2033	18,800
1,281,241	Fannie Mae REMICS (b,c)	0.7180	12/18/2030	1,299,293
878,812	Fannie Mae REMICS (b,c)	0.7180	12/18/2030	891,194
32,648	Fannie Mae REMICS (b,c)	0.7195	4/25/2032	33,140
450,178	Fannie Mae REMICS (b,c)	0.7695	12/25/2032	456,675
109,536	Fannie Mae REMICS (b,c)	1.0695	5/25/2022	111,125
361,200	Fannie Mae REMICS (b,c)	1.1695	8/25/2031	371,382
165,778	Fannie Mae REMICS (c)	3.5000	9/25/2036	168,026
496,330	Fannie Mae REMICS (b,c)	3.7880	8/25/2038	503,374
143,854	Fannie Mae REMICS (c)	4.0000	1/25/2019	149,356
13,666	Fannie Mae REMICS (c)	4.5000	11/25/2022	13,728
65,919	Fannie Mae REMICS (c)	5.0000	5/25/2023	70,480
30,310	Fannie Mae REMICS (c)	5.0000	7/25/2025	31,110
67,093	Fannie Mae REMICS (c)	5.0000	11/25/2032	72,531
160,155	Fannie Mae REMICS (c)	5.0000	8/25/2033	160,609
904,850	Fannie Mae REMICS (c)	5.0000	1/25/2034	948,905
197,018	Fannie Mae REMICS (c)	5.0000	4/25/2034	203,873
946,331	Fannie Mae REMICS (c)	5.5000	11/25/2025	1,038,202
168,007	Fannie Mae REMICS (c)	5.5000	1/25/2033	176,267
137,623	Fannie Mae REMICS (c)	5.5000	4/25/2035	150,714
102,008	Fannie Mae REMICS (c)	5.5000	11/25/2035	108,871
579,797	Fannie Mae REMICS (c)	6.0000	11/25/2032	647,368
62,931	Fannie Mae REMICS (b,c)	6.1831	5/25/2037	68,385
				106,824,896
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 33.3%
4,480,412	Ginnie Mae II pool (b)	0.8470	7/20/2062	4,510,566
1,683,172	Ginnie Mae II pool (b)	0.9760	6/20/2062	1,703,110
1,031,657	Ginnie Mae II pool (b)	1.2500	12/20/2061	1,050,534
683,507	Ginnie Mae II pool (b)	1.5100	6/20/2058	700,527
2,317,737	Ginnie Mae II pool (b)	2.0420	2/20/2063	2,453,398
354,449	Ginnie Mae II pool (b)	2.1660	2/20/2063	377,409
3,805,031	Ginnie Mae II pool (b)	2.2210	2/20/2063	4,052,445
4,353,183	Ginnie Mae II pool (b)	2.2630	1/20/2063	4,618,320
1,129,541	Ginnie Mae II pool (b)	2.2890	10/20/2062	1,209,279
2,175,016	Ginnie Mae II pool (b)	2.3040	1/20/2063	2,327,922
1,680,331	Ginnie Mae II pool (b)	2.3160	2/20/2063	1,796,088
9,429,793	Ginnie Mae II pool (b)	2.3170	3/20/2063	10,108,691
4,019,083	Ginnie Mae II pool (b)	2.4730	9/20/2062	4,344,293
1,693,787	Ginnie Mae II pool (b)	2.5320	2/20/2063	1,823,428
1,310,774	Ginnie Mae II pool	4.3120	2/20/2063	1,429,071
2,487,118	Ginnie Mae II pool	4.4660	12/20/2062	2,721,529
1,916,495	Ginnie Mae II pool	4.4790	2/20/2062	2,073,969
4,925,318	Ginnie Mae II pool	4.5050	4/20/2063	5,399,035
5,163,445	Ginnie Mae II pool	4.5210	12/20/2061	5,578,912
3,991,973	Ginnie Mae II pool	4.5240	7/20/2062	4,342,828
3,232,463	Ginnie Mae II pool	4.5320	12/20/2062	3,538,235

See accompanying notes to financial statements.

8

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Principal
Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S. GOVERNMENT AGENCIES - 89.0%
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 33.3% (continued)
$3,010,654	Ginnie Mae II pool	4.5460	11/20/2062	$3,304,376
1,953,600	Ginnie Mae II pool	4.5580	8/20/2062	2,121,942
667,711	Ginnie Mae II pool	4.5600	3/20/2062	722,189
3,975,364	Ginnie Mae II pool	4.5830	7/20/2062	4,331,646
3,159,984	Ginnie Mae II pool	4.5830	11/20/2062	3,454,369
3,030,105	Ginnie Mae II pool	4.5880	10/20/2062	3,304,238
1,285,867	Ginnie Mae II pool	4.6040	6/20/2062	1,399,229
472,620	Ginnie Mae II pool	4.6390	3/20/2062	512,760
2,009,813	Ginnie Mae II pool	4.6500	1/20/2061	2,152,848
2,492,026	Ginnie Mae II pool	4.7000	8/20/2061	2,690,192
498,362	Ginnie Mae II pool	4.7430	1/20/2061	532,672
1,169,133	Ginnie Mae II pool	4.8080	8/20/2062	1,267,552
1,877,881	Ginnie Mae II pool	4.8100	2/20/2061	2,022,384
374,918	Ginnie Mae II pool	4.8260	6/20/2061	413,159
2,743,906	Ginnie Mae II pool	4.8510	5/20/2062	2,958,890
952,028	Ginnie Mae II pool	4.9090	6/20/2062	1,027,853
920,886	Ginnie Mae II pool	4.9170	2/20/2062	983,579
877,137	Government National Mortgage Association (b,c)	0.4183	12/16/2028	878,124
3,508,521	Government National Mortgage Association (b,c)	0.6559	10/20/2062	3,520,429
3,610,935	Government National Mortgage Association (b,c)	0.6559	12/20/2062	3,625,123
1,664,996	Government National Mortgage Association (b,c)	0.6559	7/20/2064	1,653,707
1,214,775	Government National Mortgage Association (b,c)	0.6559	7/20/2064	1,208,935
2,858,452	Government National Mortgage Association (b,c)	0.7600	4/20/2063	2,867,680
3,294,849	Government National Mortgage Association (b)	4.6077	6/20/2064	3,812,470
135,258	Government National Mortgage Association (b)	4.9850	3/16/2046	145,254
152,545	Government National Mortgage Association (b)	5.3613	11/16/2045	165,669
736,920	Government National Mortgage Association (c)	6.5000	4/20/2029	829,875
1,146,118	Government National Mortgage Association (b,c)	7.2152	7/20/2032	1,301,887
				119,368,620
	TOTAL U.S GOVERNMENT AGENCIES (Cost - $318,516,333)			319,275,171

	U.S. TREASURY - 9.7%
5,000,000	United States Treasury Note (b)	0.0700	1/31/2016	4,998,905
12,915,000	United States Treasury Note (b)	0.0940	4/30/2016	12,915,258
11,000,000	United States Treasury Note (b)	0.0950	7/31/2016	11,000,419
4,965,000	United States Treasury Note	0.3750	2/15/2016	4,967,329
1,130,000	United States Treasury Note	1.7500	5/15/2023	1,100,338
	TOTAL U.S. TREASURY NOTES (Cost - $34,912,788)			34,982,249

	TOTAL INVESTMENTS - 98.7% (Cost - $353,429,121) (d)			$354,257,420
	OTHER ASSETS LESS LIABILITIES - NET - 1.3%			4,536,664
	TOTAL NET ASSETS - 100.0%			$358,794,084

TBA	To be announced security.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security - interest rate subject to periodic change.

(c)	Collateralized mortgage obligation (CMO).

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $353,429,121 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,280,098
Unrealized Depreciation:	(3,451,799)
Net Unrealized Appreciation:	$828,299

See accompanying notes to financial statements.

9

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investment securities:
At cost	$353,429,121
At value	$354,257,420
Cash	13,439,592
Interest receivable	773,888
Principal paydown receivable	697,817
Prepaid expenses and other assets	11,782
TOTAL ASSETS	369,180,499

LIABILITIES
Payable for investments purchased	9,320,637
Distributions payable	437,455
Investment advisory fees payable	368,744
Distribution (12b-1) fees payable	90,400
Fees payable to other affiliates	128,618
Accrued expenses and other liabilities	40,561
TOTAL LIABILITIES	10,386,415
NET ASSETS	$358,794,084

Net Assets Consist Of:
Paid in capital	365,143,489
Accumulated distributions in excess of net investment income	(66,312)
Accumulated net realized loss from investments	(7,111,392)
Net unrealized appreciation on investments	828,299
NET ASSETS	$358,794,084

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	35,934,062
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.98

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

10

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$6,783,742
TOTAL INVESTMENT INCOME	6,783,742

EXPENSES
Investment advisory fees	1,623,596
Distribution (12b-1) fees	360,799
Administrative services fees	298,973
Accounting services fees	65,079
Custodian fees	41,157
Transfer agent fees	24,108
Compliance officer fees	21,209
Legal fees	21,204
Audit fees	18,489
Insurance expense	15,828
Trustees’ fees and expenses	11,452
Printing and postage expenses	3,563
Registration fees	1,087
Other expenses	7,827
TOTAL EXPENSES	2,514,371
Fees waived by the Advisor	(169,417)
NET EXPENSES	2,344,954

NET INVESTMENT INCOME	4,438,788

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investment transactions	500,874
Net change in unrealized appreciation on investments	5,388,847
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,889,721

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,328,509

See accompanying notes to financial statements.

11

TransWestern Institutional Short Duration Government Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income	$4,438,788	$3,169,955
Net realized gain (loss) from investment transactions	500,874	(887,083)
Net change in unrealized appreciation (depreciation) on investments	5,388,847	(5,947,412)
Net increase (decrease) in net assets resulting from operations	10,328,509	(3,664,540)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,687,762)	(6,837,764)
From return of capital	(139,123)	(181,690)
Net decrease in net assets from distributions to shareholders	(6,826,885)	(7,019,454)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	12,030,000	207,000,000
Net asset value of shares issued in reinvestment of distributions to shareholders	1,790,541	1,486,630
Payments for shares redeemed	(29,359,719)	(146,195,771)
Net increase (decrease) in net assets from shares of beneficial interest	(15,539,178)	62,290,859

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,037,554)	51,606,865

NET ASSETS
Beginning of year	370,831,638	319,224,773
End of year *	$358,794,084	$370,831,638
* Accumulated distributions in excess of net investment income	$(66,312)	$—

SHARE ACTIVITY
Shares Sold	1,201,754	20,490,436
Shares Reinvested	179,461	148,749
Shares Redeemed	(2,940,596)	(14,591,015)
Net increase (decrease) in shares of beneficial interest outstanding	(1,559,381)	6,048,170

See accompanying notes to financial statements.

12

TransWestern Institutional Short Duration Government Bond Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,	December 31,
	2014		2013		2012	2011 (1)
Net Asset Value, Beginning of Period	$9.89		$10.15		$10.12	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.12		0.08		0.09	0.12
Net realized and unrealized gain (loss) on investments	0.16		(0.17)		0.11	0.17
Total from investment operations	0.28		(0.09)		0.20	0.29

Less distributions from:
Net investment income	(0.19)		(0.17)		(0.17)	(0.15)
Net realized gains	—		—		—	(0.02)
Return of capital	(0.00	) (3)	(0.00	) (3)	0.00 (3)	—
Total from distributions	(0.19)		(0.17)		(0.17)	(0.17)

Net Asset Value, End of Period	$9.98		$9.89		$10.15	$10.12

Total return (4)	2.80%		(0.90)%		1.98%	2.90	% (5)

Net assets, end of period (000s)	$358,794		$370,832		$319,225	$91,186
Ratio of gross expenses to average net assets	0.70%		0.67%		0.68%	0.87	% (6)
Ratio of net expenses to average net assets	0.65%		0.65%		0.65%	0.65	% (6)
Ratio of net investment income to average net assets	1.23%		0.78%		0.85%	1.19	% (6)
Portfolio Turnover Rate	25	% (7)	32%		62%	103	% (5)

(1)	The TransWestern Institutional Short Duration Government Fund commenced operations on January 3, 2011.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total return shown assumes reinvestment of distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	The portfolio turnover rate excludes dollar roll transactions for the year ended December 31, 2014. If these were included in the calculation the turnover percentage would be 54%.

See accompanying notes to financial statements.

13

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers

14

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agency Securities	$—	$319,275,171	$—	$319,275,171
U.S. Treasury Notes	—	34,982,249	—	34,982,249
Total	$—	$354,257,420	$—	$354,257,420

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*    Refer to the Portfolio of Investments for industry classification.

15

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2011 – 2013) or expected to be taken on the 2014 returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $194,361,555 and $200,663,614, respectively of which $108,883,438 in purchases and $109,202,305 in sales were from mortgage dollar roll transactions.

16

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2014, the Fund incurred $1,623,596 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2014, the Advisor waived fees of $169,417.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). For the year ended December 31, 2014, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2015	$58,143
December 31, 2016	$85,224
December 31, 2017	$169,417

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2014, pursuant to the Plan, the Advisor received $360,799 of fees.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

17

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2014, the Fund did not assess any redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2014	December 31, 2013

Ordinary Income	$6,687,762	$6,837,764
Long-Term Capital Gain	—	—
Return of Capital	139,123	181,690

	$6,826,885	$7,019,454

As of December 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)

$—	$—	$(6,709,307)	$—	$(468,397)	$828,299	$(6,349,405)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $402,085.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $66,312.

At December 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$3,455,069	$3,254,238	$6,709,307
18

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments for paydowns, resulted in reclassification as of December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(139,123)	$2,321,785	$(2,182,662)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TransWestern Institutional Short Duration Government

Bond Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of TransWestern Institutional Short Duration Government Bond Fund (the “Fund”), a series of Northern Lights Fund Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TransWestern Institutional Short Duration Government Bond Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 2, 2015

20

TransWestern Institutional Short Duration Government Bond Fund

EXPENSE EXAMPLES

December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/14	12/31/14	7/1/2014 – 12/31/14
TransWestern	0.65%	$1,000.00	$1,008.40	$3.29

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/14	12/31/14	7/1/2014 – 12/31/14
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
21

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION

December 31, 2014 (Unaudited)

TransWestern Institutional Short Duration Government Bond Fund* (Adviser- TransWestern Capital Advisors, LLC)

In connection with the regular meeting held on November 11-12, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement by and among TransWestern Capital Advisors, LLC the “Adviser”) and the Trust, with respect to TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the adviser was founded in 2006 and with current assets under management of approximately $382 million, provides a customized array of investment portfolio advisory services primarily to community banks The Board reviewed the background information on the key investment personnel responsible for servicing the Fund, acknowledging their long careers have encompassed experiences with fixed income analysis and trading, financial controls, operations, client service, sales and marketing, demonstrating their qualifications to manage the Fund. The Board noted that the adviser designed the Fund’s strategy for state and nationally chartered banks and federal savings institutions to address their needs of finding financial solutions for a low interest rate environment that offered liquidity and conservative risk management. The Board reviewed the adviser’s due diligence and oversight responsibilities of the sub-adviser acknowledging some of the functions performed include ensuring the sub-adviser conforms within the narrow confines of the prospectus, it conducts regular communication with the sub-adviser to review portfolio positioning and rate durations, it monitors and makes ongoing evaluations of the sub-adviser’s performance, along with its management and operational effectiveness, and ensure that the risk metrics of the aggregate portfolio are within permissible limits as dictated in the prospectus. Acknowledging that while not all strategy risks can be eliminated, the Board reviewed the adviser’s risk mitigation processes related to what they identified as its key strategy risks around credit, interest rate, liquidity, market, and mortgage-backed securities, and is comfortable that the adviser’s risk management process addresses these risks in conjunction with the sub-adviser in a suitable manner given the target investors low risk tolerance levels. The Board noted that the adviser monitors compliance with the Fund’s investment limitations by performing a daily review of the Fund’s holdings, looking at various factors such as numbers of issues, durations, issuer summary, average coupon, and all new purchases demonstrating their commitment to the prospectus. The Board further noted that the adviser reports there have been no material compliance or litigation issues since the last advisory contract approval. The Board expressed its belief that the relationship between the adviser and sub-adviser is working well with both performing to their strengths. The Board concluded that the adviser should continue to provide high quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees discussed the Fund’s Morningstar category, its current 5-star Morningstar rating and its historical ratings within the Morningstar category, as well as the adviser selected benchmark. The Trustees noted that the Fund outperformed its benchmark, the peer group and the Morningstar category over the 1-year, 2-year and 3-year time periods. The Trustees further noted that the Fund’s standard deviation is between the Barclays Aggregate Index and the Morningstar category, and that the Fund’s Sharpe ratio trails that index but is higher than the Morningstar category. The Trustees noted that the Fund creates some alpha when compared to the best-fit index of Barclays Credit U.S. Government/Credit 5-10 Year. The Trustees concluded that the adviser appeared to meeting the objective of the Fund by generating income and limiting risk, and that the Fund’s performance is satisfactory.

Fees and Expenses. The Trustees considered the adviser charges an advisory fee of 0.45%, which was slightly below the average of the peer group and well within the range of that group. They further noted that the fee was higher than the Morningstar category average of 0.37%, but also within the range of that group. They considered that the adviser had partially waived fees during the last fiscal year, resulting in a net fee after waiver of approximately 0.41%. The Trustees considered the net expense ratio of the Fund, noting that it was well within the range of the peer group and Morningstar category. After discussion, they concluded that the advisory fee was reasonable.

22

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2014 (Unaudited)

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund. The Trustees noted the adviser projected the Fund to reach $550 million in assets in the next 12 months, and the adviser anticipates economies will be reached at approximately $1 billion. They further noted the adviser’s willingness to discuss the matter of breakpoints as the Fund grows and economies of scale become more realistic. The Trustees discussed the breakpoints in the sub-advisory fee, and how the breakpoints benefit the adviser. The Trustees concluded that the absence of breakpoints, with respect to the advisory fee, was reasonable given the current expense cap, past fee waivers current asset levels, and the adviser’s current profit margins.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser and considered whether the reported level of profitability was reasonable. They noted the adviser earned a modest level of profit, in terms of actual dollars and as a percent of revenue, during the last fiscal year. They further considered the adviser waived a portion of its fees over the last fiscal year. After further discussion, the Trustees agreed that the adviser’s level of profitability was not unreasonable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

TransWestern Institutional Short Duration Government Bond Fund* (Sub-adviser- Loomis, Sayles & Company)

In connection with the regular meetings held on November 11-12, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between TransWestern Capital Advisors, LLC (“the Adviser”) and Loomis, Sayles & Company (the “Sub-Adviser” or “Loomis Sayles”), with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Sub-adviser currently manages approximately $226 billion in assets, has a global presence in 20 countries, servicing the investment needs of institutional and mutual fund clients worldwide using proprietary research and integrated risk analysis to make informed decisions across traditional asset classes and alternative investments. The Board reviewed the background information on the key investment personnel responsible for providing sub-advisory services to the Fund noting it has a deeply integrated investment team and support staff with financial industry experience capable of covering the full gamut of investment advisory services within an organization of this size. The Board reviewed the Sub-adviser’s investment process noting that the adviser has set the direction of the Sub-adviser’s investment program for the Fund in accordance with the terms of the sub-advisory agreement and strict adherence with the Fund’s prospectus. The Board observed that the Sub-adviser uses small teams supported by extensive economic, market, sector, issuer, security, trading and quantitative analysis then conducting a combined bottom-up investment analysis with a macroeconomic and market perspective in order to construct and maintain a portfolio consistent with the adviser’s mandate. Acknowledging that while not all strategy risks can be eliminated, the Board reviewed the Sub-adviser’s risk mitigation processes related to its identified key strategy risks, namely, credit, interest rate, liquidity, market, management, and mortgage-backed securities, and noted that the Sub-adviser’s portfolio construction integrates several risk management systems to measure portfolio risk metrics which are monitored by a dedicated risk management team, confirming the Sub-adviser’s commitment to a strong risk management culture. The Board affirmed that in conjunction with and under the supervision of the adviser, the Sub-adviser monitors compliance with the Fund’s limitations by using an integrated and automated compliance management system. The Board recognized that with any advisory firm of this size, there can be numerous litigation or regulatory issues going on at any given time which the Sub-adviser has disclosed, which the Board

23

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2014 (Unaudited)

reviewed, concluding they were not material enough to have negative impact on the Sub-adviser’s ability to operate effectively. The Board recognized the strong corporate culture and infrastructure of the Sub-adviser as beneficial to the Fund and adviser. The Board noted that the relationship between the adviser and Sub-adviser was working well with both performing to their strengths. The Board concluded that Loomis Sayles could continue to provide high quality service to the Fund, adviser and the shareholders.

Performance. The Trustees discussed the Fund’s Morningstar category, its current 5-star Morningstar rating and its historical ratings within the Morningstar category, as well as the adviser selected benchmark. The Trustees noted that the Fund outperformed its benchmark, the peer group and the Morningstar category over the 1-year, 2-year and 3-year time periods. The Trustees further noted that the Fund’s standard deviation is between the Barclays Aggregate Index and the Morningstar category, and that the Fund’s Sharpe ratio trails that index but is higher than the Morningstar category. The Trustees noted that the Fund creates some alpha when compared to the best-fit index of Barclays Credit U.S. Government/Credit 5-10 Year. The Trustees concluded that the Sub-adviser appeared to be meeting the objective of the Fund by generating income and limiting risk, and that the Fund’s performance is satisfactory.

Fees and Expenses. The Trustees noted that the Sub-adviser receives sub-advisory fees from the adviser according to a schedule that provides for a base fee for the first $50 million of assets under management, and then reduced fees at additional breakpoints thereafter. The Trustees compared the sub-advisory fee to the fee charged by Loomis Sayles to the other accounts it manages, and noted that the sub-advisory fee compares favorably. Taking all of this and other factors into account, the Trustees concluded that the sub-advisory fee charged by the Sub-adviser was reasonable, particularly in light of the quality of services provided.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund. They Trustees noted positively that the sub-advisory agreement currently provides for breakpoints, but agreed that economies, with respect to the overall Fund fees and expenses, is a Fund level issue and should be considered with respect to the Fund’s overall advisory contract and fee.

Profitability. The Trustees reviewed the profitability analysis provided by the Sub-adviser and considered whether the Sub-adviser’s level of profitability realized in connection with its relationship with the Fund was reasonable. The Trustees noted the Sub-adviser realized a small profit, both in terms of percent of revenue and actual dollars. They further considered that the Sub-adviser does not receive any additional benefit from its relationship with the Fund in the form of soft dollars or other payments. The Trustees concluded, therefore, that the Sub-adviser’s level of profitability from its relationship with the Fund is not excessive.

Conclusion. Having requested and received such information from the Sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of TransWestern Institutional Short Duration Government Bond Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
24

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2014 (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007 – February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000-2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

12/31/14 – NLFT_v2

25

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2014 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/14 – NLFT_v2

26

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
27

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 – $15,500

2013 – $14,000

2012 – $13,500

(b)	Audit-Related Fees

2014 - None

2013 - None

2012 - None

(c)	Tax Fees
2014 - $2,500

2013 - $2,500

2012 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2014 - None

2013 - None

2012 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                     2014    2013    2012

Audit-Related Fees: 0.00% 0.00% 0.00%

Tax Fees:                    0.00% 0.00% 0.00%

All Other Fees:          0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

2013 - $2,500

2012 - $2,500

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 03/04/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 03/04/2015

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 03/04/2015